UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2003

NORTHWEST AIRLINES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23642

(Commission File Number)

41-1905580

(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including area code  (612) 726-2111

Item 5. Other Events and Regulation FD Disclosure.

May 15, 2003 Press Release

On May 15, 2003, Northwest Airlines Corporation (together with its consolidated subsidiaries, the “Company”), a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc., issued a press release announcing the pricing of its offering of $150 million original principal amount of 6.625% Convertible Senior Notes due 2023, to qualified institutional buyers pursuant to Rule 144A, and to non-U.S. persons pursuant to Regulation S, under the Securities Act of 1933.  The sale of the notes is expected to close on May 20, 2003.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Statements in this Form 8-K including exhibits, that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements.

It is not reasonably possible to itemize all of the many factors and specific events that could affect the outlook of an airline operating in the global economy.  Such risks and uncertainties include, among others, the future level of air travel demand, the Company’s future load factors and yields, the airline pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U. S. and other regions of the world, the price and availability of jet fuel, the war with Iraq and its aftermath, concerns over Severe Acute Respiratory Syndrome, the possibility of additional terrorist attacks or the fear of such attacks, labor negotiations both at other carriers and the Company, low-fare carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuation, inflation and other factors.  Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Developments in any of these areas, as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings, could cause the Company’s results to differ from results that have been or may be projected by or on behalf of the Company.  The Company cautions that the foregoing list of important factors is not inclusive.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that may arise after the date of this release.

Item 7. Financial Statements and Exhibits.

(c)                               Exhibits

99.1                        Press Release Announcing the Pricing of 6.625% Convertible Senior Notes due 2023, Issued May 15, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Name:	Michael L. Miller
Title:	Vice President, Law and Secretary

May 15, 2003

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release Announcing the Pricing of 6.625% Convertible Senior Notes due 2023, Issued May 15, 2003